================================================================================




                         SoGen Overseas Variable Fund




                                   [GRAPHIC]




                              Semi-Annual Report

                                 June 30, 1998





================================================================================

                          SoGen Overseas Variable Fund

                             THE PRESIDENT'S LETTER

Dear Shareholder:

  From February 3, 1997 (commencement of operations) through June 30, 1998, the value of an investment in your Fund increased at a compounded average annual rate of 3.61%. Over the past twelve months, the rate was 0.96%.

  As of June 30, 1998 your Fund's net assets, on an economic basis, were invested as follows:

             Foreign stocks(/1/)      72.2%
             U.S. dollar bonds         1.9
             Foreign currency bonds    5.7
             Cash and equivalents     20.2
                                     -----
                                     100.0%
                                     =====

--------
(/1/) Includes convertible bonds with moderate premia.

  The geographical breakdown of the invested portfolio was approximately 30% in developed countries in Continental Europe and 25% in Japan. Other relatively large investments were in Latin America (6%), New Zealand (7%), Hong Kong (4%) and Canada (3%).

  In the past eighteen months, smaller foreign stocks have done poorly. Although the Fund owns several big stocks--Fuji Photo is one--our emphasis tends to be on smaller and medium-size securities. That's where the values have been and continue to be, we believe.

  For example, Buderus--one of the large holdings--is a German manufacturer of heating systems (residential boilers). The company is quite profitable and has managed to increase profits in spite of a difficult environment for consumption and construction. The stock sells at about half the valuation of a similar American company.

  We expect to reduce the cash position over time as my associates and I come up with investment ideas that appear to provide genuine long-term value.

                                          Sincerely yours,

                                          /s/ Jean-Marie Eveillard
                                          Jean-Marie Eveillard
                                          President

August 13, 1998

                          SoGen Overseas Variable Fund

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

  Over the past twelve months ended June 30, 1998, European stock markets advanced sharply in local currency terms. Local economies generally experienced steady growth, supported by declining interest rates, low inflation and a stronger dollar, while substantial progress was achieved toward the establishment of the European economic and monetary union ("EMU"). Ongoing corporate restructuring also helped generate significant earnings growth. As a result, local equity markets recorded large gains, with particular strength in large capitalization stocks. Yet, the Fund owns few large capitalization stocks. Most of its investments are concentrated in smaller stocks, which lagged the performance of the local stock market indices.

  In Asia, Japanese equities continued to perform poorly: the Japanese financial sector remained under significant pressure and the economy continued to slow. Stock market price declines were particularly steep for small stocks, while the stock of large, export-oriented companies fared better in a difficult market. As prices weakened further, the Fund selectively added to its Japanese holdings. In the rest of Asia, several markets collapsed and experienced sharp volatility throughout the year as currency devaluations and financial turmoil spread throughout the rest of the Southeast Asian region. The Fund's investments remained limited in that area as few opportunities were found in recent months.

  The U.S. dollar continued to rise over the period, which hurt overall returns despite partial hedges in place throughout the year. We maintained a significant portion of the assets of the Fund in cash: at the end of the fiscal year, cash equivalents accounted for 20% of net assets. The portfolio remained widely diversified at all times.

                              SUMMARY OF FUND DATA

  The table below covers the period from February 3, 1997 (commencement of operations) to June 30, 1998.

                                                                                       NET ASSET
                                                                                       VALUE OF
                                                                                      INVESTMENT
                                                                        INVESTMENT  WITH DIVIDENDS
                           NUMBER               NET ASSET CAPITAL GAINS   INCOME   AND DISTRIBUTIONS
                         OF SHARES   TOTAL NET    VALUE   DISTRIBUTIONS DIVIDENDS     REINVESTED
                         OUTSTANDING   ASSETS   PER SHARE   PER SHARE   PER SHARE    (CUMULATIVE)*
                         ----------- ---------- --------- ------------- ---------- -----------------
February 3, 1997
 (commencement of
 operations)............    10,000   $  100,000  $10.00        --          --           $10.00
December 31, 1997.......   142,378   $1,390,537  $ 9.77        --          --           $ 9.77
June 30, 1998...........   405,834   $4,267,192  $10.51        --          --           $10.51

----------------
 * The calculation is based on an assumed investment in one share.

                          SoGen Overseas Variable Fund

                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 1998
                                  (UNAUDITED)

  NUMBER                                                     COST      VALUE
 OF SHARES                                                 (NOTE 1)   (NOTE 1)
 ---------                                                 --------   --------

           COMMON AND PREFERRED STOCKS
           UNITED KINGDOM AND IRELAND (4.55%)
   15,000  Antofagasta Holdings plc (15)...............   $   79,247 $   63,153
    3,000  Scottish Media Group plc (11)...............       34,476     40,218
   10,000  Royal Doulton plc (8).......................       36,583     36,516
   25,000  Lonrho Africa plc (a)(15)...................       34,586     30,638
    5,000  Lonrho plc (15).............................       30,380     23,510
                                                          ---------- ----------
                                                             215,272    194,035
                                                          ---------- ----------
           NORWAY (1.38%)
    3,500  Schibsted ASA (11)..........................       60,860     58,896
                                                          ---------- ----------

           NETHERLANDS (2.40%)
    2,000  Holdingmaatschappij de Telegraaf NV (11)....       42,778     48,080
    1,250  Apothekers Cooperatie OPG U.A. (10).........       39,599     42,009
    1,000  European City Estates NV (13)...............       13,598     12,511
                                                          ---------- ----------
                                                              95,975    102,600
                                                          ---------- ----------
           BELGIUM (0.79%)
      100  Deceuninck Plastics Industries SA (4).......       19,368     33,791
                                                          ---------- ----------
           GERMANY (8.46%)
      200  Buderus AG (5)..............................       92,874     99,558
      500  Bertelsmann AG D.R.C. (11)..................       61,503     64,298
       85  Axel Springer Verlag AG (11)................       66,528     62,528
      100  Sudzucker AG Pfd. (8).......................       42,975     51,574
      500  Hornbach Holding AG Pfd. (9)................       35,290     45,769
    2,500  Gerresheimer Glas AG (5)....................       37,400     37,472
                                                          ---------- ----------
                                                             336,570    361,199
                                                          ---------- ----------
           FRANCE (9.03%)
       50  Societe Immobiliere Marseillaise (14).......       79,178     98,995
      250  Europe 1 Communication (11).................       55,254     56,922
      100  Societe Sucriere de Pithiviers-le-Vieil (3).       49,909     52,748
      100  Sagem ADP (7)...............................       27,432     41,380
      500  Emin Leydier (2)............................       32,547     36,711
       50  Taittinger C.I. (8).........................       12,294     28,131
      125  Robertet SA (8).............................       25,781     25,161
      100  Legrand ADP (5).............................       11,707     17,159
      100  Didot-Bottin (14)...........................       15,171     14,750
       25  Compagnie Generale d'Industrie et de
            Participation (C.G.I.P.) (14)..............        7,008     13,179
                                                          ---------- ----------
                                                             316,281    385,136
                                                          ---------- ----------
           SWITZERLAND (4.27%)
      125  Kuhne & Nagel International AG Bearer (6)...       85,464     94,603
      100  Societe Generale d'Affichage D.R.C. (11)....       38,400     39,158
       70  Sika Finanz AG Bearer (4)...................       17,603     27,687
       75  Edipresse SA Bearer (11)....................       17,613     20,582
                                                          ---------- ----------
                                                             159,080    182,030
                                                          ---------- ----------
           SPAIN AND PORTUGAL (0.51%)
      200  Corporacion Financiera Alba SA (14).........       23,711     21,957
                                                          ---------- ----------
           SINGAPORE (1.83%)
   18,000  Times Publishing Limited (11)...............       32,211     29,849
   30,000  Clipsal Industries Ltd. (4).................       39,171     26,850
   30,000  Delgro Corporation Ltd. (14)................       33,393     21,498
                                                          ---------- ----------
                                                             104,775     78,197
                                                          ---------- ----------
           HONG KONG (2.89%)
  241,618  CDL Hotels International Limited (13).......       86,898     71,734
   85,000  Shaw Brothers (Hong Kong) Limited (11)......       59,602     51,568
                                                          ---------- ----------
                                                             146,500    123,302
                                                          ---------- ----------

                          SoGen Overseas Variable Fund

                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 1998
                                  (UNAUDITED)

  NUMBER                                                     COST      VALUE
 OF SHARES                                                 (NOTE 1)   (NOTE 1)
 ---------                                                 --------   --------
           COMMON AND PREFERRED STOCKS (continued)
           JAPAN (17.30%)
    2,000  Secom Co., Ltd. (19)........................   $  121,223 $  115,123
   18,000  The Nichido Fire & Marine Insurance Co.,
            Ltd. (12)..................................       93,809     93,780
      700  Toho Co., Ltd. (11).........................       74,261     73,443
    2,000  Fuji Photo Film Co., Ltd. ADR (8)...........       67,800     69,125
    7,000  Shoei Co., Ltd. (14)........................       49,491     41,953
    3,000  Makita Corporation (8)......................       32,869     34,472
      700  Hirose Electric Co., Ltd. (7)...............       36,710     34,056
    7,000  Nisshinbo Industries, Inc. (8)..............       34,803     27,919
    4,000  Sotoh Co., Ltd. (8).........................       30,714     27,279
    7,000  Aida Engineering, Ltd. (5)..................       35,489     27,164
    1,000  Shimano Inc. (8)............................       16,647     25,296
    7,000  The Dai-Tokyo Fire & Marine Insurance Co.,
            Ltd. (12)..................................       29,174     24,297
    1,000  T. Hasegawa Co., Ltd. (8)...................       19,801     22,996
    5,000  Tachi-S Co., Ltd. (6).......................       27,393     22,277
    3,000  Yomeishu Seizo Co., Ltd. (8)................       15,077     17,678
    5,000  Okumura Corporation (19)....................       17,533     17,498
      500  Benesse Corporation (19)....................       16,804     17,427
    5,000  The Dowa Fire & Marine Insurance Co., Ltd.
            (12).......................................       15,034     14,911
    1,000  SK Kaken Company Limited (4)................       13,031     11,211
    2,000  Tokyo Tungsten Co., Ltd. (1)................       10,758     10,779
    5,000  Iino Kaiun Kaisha, Ltd. (6).................       12,351      9,486
                                                          ---------- ----------
                                                             770,772    738,170
                                                          ---------- ----------
           INDONESIA (0.20%)
  100,000  PT Rigs Tenders (17)........................        9,659      8,446
                                                          ---------- ----------
           THAILAND (0.06%)
      500  Oriental Hotel PCL (13).....................        2,698      2,542
                                                          ---------- ----------
           AUSTRALIA AND NEW ZEALAND (5.84%)
   80,000  Carter Holt Harvey Limited (2)..............      108,554     69,572
  100,000  Spotless Services Limited (19)..............       78,428     68,090
   12,000  Independent Press Communications Limited 5%
            exchangeable preference shares
            due 11/30/2003 (11)........................       61,901     58,080
   65,000  Tasman Agriculture Limited (3)..............       31,355     30,283
   10,000  Tab Limited (a)(8)..........................       13,937     14,732
   25,000  Shortland Properties Limited (13)...........       13,898      8,412
                                                          ---------- ----------
                                                             308,073    249,169
                                                          ---------- ----------
           CANADA (2.07%)
    2,500  Canadian Pacific Limited (15)...............       70,319     70,938
    1,000  Noranda, Inc. (15)..........................       22,859     17,298
                                                          ---------- ----------
                                                              93,178     88,236
                                                          ---------- ----------
           MEXICO (1.49%)
   20,000  Industrias Penoles, S.A. de C.V. (1)........       85,211     63,559
                                                          ---------- ----------
           MISCELLANEOUS (2.74%)
    1,500  Banco Latinoamericano de Exportaciones S.A.,
            Class "E' (BLADEX) (12)....................       60,500     46,125
    2,900  Freeport McMoRan Copper & Gold Inc.,
            Preferred Series "B' (c)(20)...............       65,762     61,444
   10,000  Minas de Arcata S.A. (a)(20)................       14,830      9,212
                                                          ---------- ----------
                                                             141,092    116,781
                                                          ---------- ----------
           TOTAL COMMON AND PREFERRED STOCKS...........    2,889,075  2,808,046
                                                          ---------- ----------

                         SoGen Overseas Variable Fund

                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 1998
                                  (UNAUDITED)

   PRINCIPAL                                              COST       VALUE
    AMOUNT                                              (NOTE 1)    (NOTE 1)
   ---------                                            --------    --------

               BONDS, NOTES AND CONVERTIBLE BONDS
               U.S. DOLLAR CONVERTIBLE BONDS (1.56%)
 $      25,000 International Container Terminal
                Services, Inc. 1 3/4% due 3/13/2004
                (6).................................   $   21,751  $   21,438
        15,000 Scandinavian Broadcasting System SA 7
                1/4% due 8/01/2005 (11).............       15,500      16,313
        20,000 P.T. Inti Indorayon Utama 7% due
                5/02/2006 (2).......................       14,048       7,900
        20,000 LG Electronics Inc. 1/4% due
                12/31/2007 (7)......................       14,313      13,200
        10,000 Samsung Electronics Co. Ltd. 0% due
                12/31/2007 (a)(b)(7)................        8,636       7,925
                                                       ----------  ----------
                                                           74,248      66,776
                                                       ----------  ----------
               U.S. DOLLAR BONDS AND NOTES (0.50%)
        29,000 Federal Republic of Brazil "C' Bonds
                8% due 4/15/2014 (18)...............       24,360      21,388
                                                       ----------  ----------
               NON U.S. DOLLAR CONVERTIBLE BONDS
                 (3.41%)
 CAD    15,000 InterTAN, Inc. 9% due 8/30/2000 (9)..       10,951      10,662
 NZD   100,000 Trans Power Finance Limited 8% due
                3/15/2002 (16)......................       55,955      52,364
 GBP    10,000 Lonrho Finance plc 6% due 2/27/2004
                (15)................................       14,503      15,361
 JPY 3,000,000 Hanshin Electric Railway Co., Ltd. 1
                1/2% due 9/30/2005 (6)..............       19,602      20,653
 AUD    65,000 Queensland Treasury Corporation 8%
                due 9/14/2007 (18)..................       49,778      46,502
                                                       ----------  ----------
                                                          150,789     145,542
                                                       ----------  ----------
               NON U.S. DOLLAR BONDS AND NOTES
                 (1.39%)
 GBP    25,000 Carlsberg Finance A/S 7% due
                2/26/2013 (8).......................       42,642      42,831
 GBP    10,000 Berisford plc 5% due 1/31/2015 (8)...       14,394      16,382
                                                       ----------  ----------
                                                           57,036      59,213
                                                       ----------  ----------
               TOTAL BONDS, NOTES AND CONVERTIBLE
                BONDS...............................      306,433     292,919
                                                       ----------  ----------
               SHORT-TERM INVESTMENTS (21.97%)
 $     193,000 Ford Motor Credit Company 5.64% due
                7/01/1998...........................      193,000     193,000
       194,000 Merrill Lynch & Co., Inc. 5.59% due
                7/01/1998...........................      194,000     194,000
       200,000 American Express Credit Corporation
                6.02% due 7/02/1998.................      199,967     199,967
       150,000 Pearson, Inc. 5.72% due 7/10/1998....      149,785     149,785
       201,000 Southland Corporation 5.68% due
                7/14/1998...........................      200,588     200,588
                                                       ----------  ----------
               TOTAL SHORT-TERM INVESTMENTS.........      937,340     937,340
                                                       ----------  ----------
               TOTAL INVESTMENTS (94.64%)...........   $4,132,848*  4,038,305**
                                                       ==========
               Other assets in excess of liabilities
                (5.36%).............................                  228,887
                                                                   ----------
               Net assets (100.00%).................               $4,267,192
                                                                   ==========

--------
(a) Non-income producing security.
(b) Security is exempt from registration under the Securities Act of 1933 and may only be sold to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933.
(c) Commodity-linked security whereby the coupon, dividend and/or redemption amount is linked to the price of an underlying commodity.
* At June 30, 1998 cost is identical for both book and federal income tax purposes.
** Gross unrealized appreciation and depreciation of securities at June 30, 1998 were $173,680 and $268,223, respectively. (Net depreciation was $94,543.)

FOREIGN CURRENCIES   INDUSTRY CLASSIFICATIONS
------------------   ------------------------
CAD--Canadian
Dollar                (1) Metals and Minerals       (11) Media
NZD--New Zealand
Dollar                (2) Paper and Forest Products (12) Financial Institutions
GBP--Pound Sterling   (3) Agriculture               (13) Real Estate
JPY--Japanese Yen     (4) Building Materials        (14) Holding Companies
AUD--Australian
Dollar                (5) Capital Goods             (15) Conglomerates
                      (6) Transportation            (16) Utilities
                      (7) Electronics               (17) Energy
                      (8) Consumer Products         (18) Government Issues
                      (9) Distribution              (19) Services
                     (10) Health Care               (20) Gold Related

--------
See Notes to Financial Statements.

                          SoGen Overseas Variable Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 1998
                                  (UNAUDITED)

ASSETS:
 Investments, at value (Note 1):
 Common and preferred stock (identified cost, $2,889,075).......... $2,808,046
 Bonds, notes, and convertible bonds (identified cost, $306,433)...    292,919
 Short-term investments (amortized cost, $937,340).................    937,340
                                                                    ----------
    Total investments (cost $4,132,848)............................  4,038,305
 Receivable for Fund shares sold...................................    376,794
 Receivable for investment securities sold.........................     37,514
 Receivable for forward currency contracts held, at value (Notes 1
  and 6)...........................................................     24,610
 Accrued interest and dividends receivable.........................     12,844
 Deferred organization costs (Note 1)..............................     63,102
 Prepaid expenses (Note 1).........................................      1,349
                                                                    ----------
    TOTAL ASSETS...................................................  4,554,518
                                                                    ----------
LIABILITIES:
 Payable for investment securities purchased.......................    148,288
 Payable for forward currency contracts held, at value (Notes 1 and
  6)...............................................................      3,986
 Organization and offering costs payable (Note 1)..................     77,212
 Accrued expenses payable to SGAM Corp. (Note 1)...................      6,773
 Distribution fees payable (Note 3)................................      5,229
 Directors' fees payable (Note 2)..................................      2,006
 Accrued expenses and other liabilities............................     43,832
                                                                    ----------
    TOTAL LIABILITIES..............................................    287,326
                                                                    ----------
NET ASSETS:
 Capital stock (par value, $0.001 per share).......................        406
 Capital surplus...................................................  4,200,892
 Net unrealized appreciation (depreciation) on:
 Investments.......................................................    (94,543)
 Forward currency contracts........................................     20,624
 Foreign currency related transactions.............................     (1,230)
 Undistributed net realized gains on investments...................     71,284
 Undistributed net investment income...............................     69,759
                                                                    ----------
    NET ASSETS (Note 1)............................................ $4,267,192
                                                                    ==========
NET ASSET VALUE PER SHARE (NAV) (based on 405,834 shares
 outstanding; 1,000,000,000 shares authorized)
 (Note 5) ......................................................... $    10.51
                                                                    ==========
MAXIMUM OFFERING PRICE PER SHARE................................... $    10.51
                                                                    ==========

--------
See Notes to Financial Statements.

                          SoGen Overseas Variable Fund

                            STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1998
                                  (UNAUDITED)

INVESTMENT INCOME:
 Income:
 Interest (net of $155 foreign taxes withheld).......................  $ 20,486
 Dividends (net of $3,225 foreign taxes withheld)....................    29,891
                                                                       --------
  Total income from operations.......................................    50,377
                                                                       --------
 Expenses:
 Investment advisory fees (Note 2)...................................     9,945
 Amortization of deferred organization costs (Note 1)................     8,645
 Custodian fees......................................................     5,095
 Audit fees..........................................................     3,684
 Distribution fees (Note 3)..........................................     3,315
 Directors' fees (Note 2)............................................    15,445
 Printing............................................................     1,983
 Registration and filing fees........................................       495
 Insurance...........................................................       340
 Legal fees..........................................................        58
 Miscellaneous.......................................................     5,999
                                                                       --------
  Total expenses from operations.....................................    55,004
                                                                       --------
 Advisory fees waived (Note 2).......................................    (9,945)
 Expense reimbursement (Note 2)......................................   (14,098)
 Expense reduction due to earnings credits (Note 1)..................    (4,661)
                                                                       --------
  Net expenses from operations.......................................    26,300
                                                                       --------
 Net investment income (Note 1)......................................    24,077
                                                                       --------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND FOREIGN
 CURRENCY RELATED TRANSACTIONS
 (NOTES 1 AND 6):
 Net realized gains from:
 Investment transactions.............................................    63,269
 Foreign currency related transactions...............................    36,202
                                                                       --------
                                                                         99,471
                                                                       --------
 Change in unrealized appreciation (depreciation) of:
 Investments.........................................................   (14,034)
 Foreign currency related transactions...............................     6,153
                                                                       --------
                                                                         (7,881)
                                                                       --------
 Net gain on investments and foreign currency related transactions...    91,590
                                                                       --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.................  $115,667
                                                                       ========

--------
See Notes to Financial Statements.

                          SoGen Overseas Variable Fund

                      STATEMENTS OF CHANGES IN NET ASSETS
                                  (UNAUDITED)

                                                SIX MONTHS       PERIOD FROM
                                                   ENDED     FEBRUARY 3, 1997 TO
                                               JUNE 30, 1998  DECEMBER 31, 1997
                                               ------------- -------------------
OPERATIONS:
 Net investment income (loss)................   $   24,077       $   (1,057)
 Net realized gains from investments and
  foreign currency related transactions......       99,471           18,552
 Change in unrealized appreciation
  (depreciation) of investments and foreign
  currency related transactions..............       (7,881)         (67,268)
                                                ----------       ----------
 Net increase (decrease) in assets resulting
  from operations............................      115,667          (49,773)
                                                ----------       ----------
FUND SHARE TRANSACTIONS (NOTE 5):
 Net proceeds from shares sold...............    3,432,348        1,587,377
 Cost of shares redeemed.....................     (671,360)        (247,067)
                                                ----------       ----------
 Increase in net assets from Fund share
  transactions...............................    2,760,988        1,340,310
                                                ----------       ----------
  Net increase in net assets.................    2,876,655        1,290,537
NET ASSETS (NOTE 1):
 Beginning of period.........................    1,390,537          100,000
                                                ----------       ----------
 End of period (including undistributed net
  investment income of $69,759 and $9,480,
  respectively.).............................   $4,267,192       $1,390,537
                                                ==========       ==========

--------
See Notes to Financial Statements.

                          SoGen Overseas Variable Fund

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

  SoGen Variable Funds, Inc. (the "Company") is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended. The Company consists of one portfolio, SoGen Overseas Variable Fund (the "Fund"). The following is a summary of significant accounting policies adhered to by the Fund.

  A) SECURITY VALUATION--Portfolio securities held in the Fund are valued based on market quotations where available. Short-term investments maturing in sixty days or less are valued at cost plus interest earned, which approximates value. Securities for which current market quotations are not readily available and any restricted securities are valued at fair value as determined in good faith by the Board of Directors.

  B) DEFERRED ORGANIZATION COSTS AND EXPENSES PAYABLE TO SGAM CORP.--Costs incurred in connection with the organization of the Fund have been paid initially by Societe Generale Asset Management Corp. ("SGAM Corp."), investment adviser to the Fund. These costs are amortized on a straight-line basis over a sixty-month period from the date the Fund commenced investment operations. Other expenses incurred by the Fund have been initially paid by SGAM Corp. and remain payable by the Fund to SGAM Corp. at June 30, 1998.

  C) SECURITY TRANSACTIONS AND INCOME--Security transactions are accounted for on a trade date basis. The specific identification method is used in determining realized gains and losses from security transactions. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. In computing investment income, the Fund amortizes discounts on debt obligations; however, premiums are not amortized.

  D) EXPENSES--Earnings credits reduce custodian fees by the amount of interest earned on uninvested cash balances with such service provider.

  E) FOREIGN CURRENCY TRANSLATION--The market values of securities which are not traded in U.S. currency are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rates at the end of the period. The costs of such securities are translated at exchange rates prevailing when acquired. Related dividends, interest and withholding taxes are accrued at the rates of exchange prevailing on the respective dates of such transactions.

  The net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the equity securities. However, for federal income tax purposes the Fund does isolate the effect of changes in foreign exchange rates from the changes in market prices for realized gains and losses on debt obligations.

  F) FORWARD CURRENCY CONTRACTS--In connection with portfolio purchases and sales of securities denominated in foreign currencies, the Fund may enter into forward currency contracts. Additionally, the Fund may enter into such contracts to hedge certain other foreign currency denominated investments. These contracts are valued at current market, and the related realized and unrealized foreign exchange gains and losses are included in the statement of operations. In the event that counterparties fail to settle these currency contracts or the related foreign security trades, the Fund could be exposed to foreign currency fluctuations.

                          SoGen Overseas Variable Fund

  G) U.S. INCOME TAXES--No provision has been made for U.S. federal income taxes since it is the intention of the Fund to distribute to shareholders all taxable net investment income and net realized gains on investments, if any, within the allowable time limit, and to comply with the provisions of the Internal Revenue Code for a regulated investment company. Such income dividends and capital gains distributions are declared and paid by the Fund on an annual basis.

  H) RECLASSIFICATION OF CAPITAL ACCOUNTS--On the statements of assets and liabilities, as a result of certain differences in the computation of net investment income and net realized capital gains under federal income tax rules and regulations versus generally accepted accounting principles, a reclassification has been made to increase undistributed net investment income and decrease undistributed net realized gains on investments in the amount of $36,202.

  I) USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2--INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PERSONS

  Under the terms of an investment advisory agreement dated August 16, 1996, the Fund pays SGAM Corp. a monthly advisory fee at an annual rate of 0.75% of the average daily net assets of the Fund. In return, SGAM Corp. provides the Fund with advisory services and pays certain Fund expenses, including salaries and office costs. For the six months ended June 30, 1998 the Fund's investment advisory fees of $9,945 were waived in their entirety by SGAM Corp.

  For the six months ended June 30, 1998 Societe Generale or its affiliates received $628 in broker's commissions for portfolio transactions executed on behalf of the Fund.

  Each director who is not an officer of the Company or an employee of SGAM Corp., SG Cowen Securities Corporation ("SGCS") or its corporate affiliates is paid an annual fee of $6,000 plus $1,000 for each meeting attended. For the six months ended June 30, 1998 such fees amounted to $15,445.

NOTE 3--DISTRIBUTION PLAN AND AGREEMENT

  The Company has entered into a Distribution Plan and Agreement (the "Plan") with SGCS, pursuant to the provisions of Rule 12b-1 under the Investment Company Act of 1940, whereby the Fund may pay quarterly, a distribution related fee to SGCS at an annual rate of up to 0.25% of the Fund's average daily net assets. The Plan provides that SGCS will use amounts payable by the Fund under the Plan, in their entirety for payments to insurance companies which are the issuers of variable contracts invested in shares of the Fund, in order to pay or reimburse such insurance companies for distribution and shareholder servicing-related expenses incurred or paid by such insurance companies. For the six months ended June 30, 1998 the distribution fees paid or payable to SGCS by the Fund were $3,315.

NOTE 4--PURCHASES AND SALES OF SECURITIES

  During the six months ended June 30, 1998 the aggregate cost of purchases of investments and proceeds from sales of investments, excluding short-term securities, totaled $2,025,767 and $210,545, respectively.

                          SoGen Overseas Variable Fund

NOTE 5--CAPITAL STOCK

  Transactions in shares of capital stock were as follows:

                                                SIX MONTHS       PERIOD FROM
                                                   ENDED     FEBRUARY 3, 1997 TO
                                               JUNE 30, 1998  DECEMBER 31, 1997
                                               ------------- -------------------
   Shares sold................................    327,979          156,221
   Shares redeemed............................    (64,524)         (23,843)
                                                  -------          -------
   Net increase...............................    263,455          132,378
                                                  =======          =======

NOTE 6--COMMITMENTS

  As of June 30, 1998 the Fund had entered into forward currency contracts, as summarized below, resulting in net unrealized appreciation of $20,624.

TRANSACTION HEDGES:

Foreign Currency Purchases

SETTLEMENT                                                                  UNREALIZED      UNREALIZED
  DATES           FOREIGN CURRENCY        U.S. $ VALUE AT  U.S. $ TO BE   APPRECIATION AT DEPRECIATION AT
 THROUGH           TO BE RECEIVED          JUNE 30, 1998     DELIVERED     JUNE 30, 1998   JUNE 30, 1998
----------  ----------------------------- --------------- --------------- --------------- ---------------
  7/02/98       17,060 Australian Dollar    $   10,560      $   10,330        $   230             --
  7/01/98        4,394 Swiss Franc               2,892           2,877             15             --
  7/03/98       25,010 Deutsche Mark            13,833          13,879            --          $   (46)
  7/31/98       70,210 French Franc             11,584          11,636            --              (52)
  7/07/98       11,601 Pound Sterling           19,343          19,342              1             --
  7/03/98    9,193,545 Japanese Yen             66,067          65,657            410             --
  7/01/98       17,363 New Zealand Dollar        8,987           8,991            --               (4)
  7/01/98        8,406 Singapore Dollar          4,978           5,094            --             (116)
                                            ----------      ----------        -------         -------
                                               138,244         137,806            656            (218)
                                            ----------      ----------        -------         -------
PORTFOLIO HEDGES:
SETTLEMENT                                                                  UNREALIZED      UNREALIZED
  DATES           FOREIGN CURRENCY         U.S. $ TO BE   U.S. $ VALUE AT APPRECIATION AT DEPRECIATION AT
 THROUGH           TO BE DELIVERED           RECEIVED      JUNE 30, 1998   JUNE 30, 1998   JUNE 30, 1998
----------        ----------------        --------------- --------------- --------------- ---------------
 12/21/98      182,000 Australian Dollar       108,995         112,403            --           (3,408)
 12/23/98      160,000 Swiss Franc             110,110         106,542          3,568             --
 12/17/98      370,000 Deutsche Mark           206,119         205,840            279             --
 12/14/98    1,194,000 French Franc            200,005         198,499          1,506             --
 10/01/98       12,000 Pound Sterling           19,750          20,110            --             (360)
 12/24/98   59,187,000 Japanese Yen            449,874         432,745         17,129             --
 10/06/98      132,500 New Zealand Dollar       70,471          68,999          1,472             --
                                            ----------      ----------        -------         -------
                                             1,165,324       1,145,138         23,954          (3,768)
                                            ----------      ----------        -------         -------
                                            $1,303,568      $1,282,944        $24,610         $(3,986)
                                            ==========      ==========        =======         =======

                         SoGen Overseas Variable Fund

                             FINANCIAL HIGHLIGHTS

                                               SIX MONTHS
                                                  ENDED          PERIOD FROM
                                              JUNE 30, 1998  FEBRUARY 3, 1997 TO
                                               (UNAUDITED)    DECEMBER 31, 1997
                                              -------------  -------------------
SELECTED PER SHARE DATA
Net asset value, beginning of period........     $  9.77           $ 10.00
                                                 -------           -------
Income from investment operations:
 Net investment income (loss)...............        0.11             (0.01)
 Net realized and unrealized gains (losses)
  on investments............................        0.63             (0.22)
                                                 -------           -------
  Total from investment operations..........        0.74             (0.23)
                                                 -------           -------
Net asset value, end of period..............     $ 10.51           $  9.77
                                                 =======           =======
TOTAL RETURN................................       15.14%*           (2.30)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000's)...........     $ 4,267           $ 1,391
Ratio of operating expenses to average net
 assets.....................................        2.00%*+           2.00%*+
Ratio of net investment income to average
 net assets.................................        1.83%*++         (0.14)%*++
Portfolio turnover rate.....................        9.13%             8.88%
Average commission rate paid/o/.............     $0.0114           $0.0098

--------
*   Annualized.
+ The ratio of operating expenses to average net assets for the six months ended June 30, 1998 and the period from February 3, 1997 to December 31, 1997 would have been 4.18% and 16.07%, respectively, without the effect of earnings credits, and the investment advisory fee waiver and expense reimbursement provided by SGAM Corp.
++ The ratio of net investment income to average net assets for the six months ended June 30, 1998 and the period from February 3, 1997 to December 31, 1997 would have been (0.35%) and (14.20%), respectively, without the effect of the earnings credits, and the investment advisory fee waiver and expense reimbursement provided by SGAM Corp.
/o/ Average commission rate paid is expressed on a per share basis. Not all commissions are computed on a per share basis; therefore, commissions expressed as a percentage of transactions may be higher.

--------
See Notes to Financial Statements.

                         SoGen Overseas Variable Fund
                          1221 AVENUE OF THE AMERICAS
                              NEW YORK, NY 10020

DIRECTORS AND OFFICERS

DIRECTORS              Dominique Raillard
Philippe Collas        Nathan Snyder
Jean-Marie Eveillard
Fred J. Meyer

OFFICERS
Philippe Collas...........................................Chairman of the Board
Jean-Marie Eveillard..................................................President
Philip J. Bafundo.......................Vice President, Secretary and Treasurer
Ignatius Chithelen...............................................Vice President
Sean J. McKeown..................................................Vice President
Edwin S. Olsen...................................................Vice President
Catherine A. Shaffer.............................................Vice President
Elizabeth Tobin..................................................Vice President
Charles de Vaulx.................................................Vice President
Lynn L. Chin...................Assistant Vice President and Assistant Treasurer
Richard M. Boyer.......................................Assistant Vice President
John L. DeVita.........................................Assistant Vice President
Carol Moreno................................................Assistant Secretary
Warren Chan.................................................Assistant Treasurer

INVESTMENT ADVISER                        UNDERWRITER


Societe Generale Asset Management Corp.   SG Cowen Securities Corporation
1221 Avenue of the Americas               1221 Avenue of the Americas
New York, NY 10020                        New York, NY 10020

LEGAL COUNSEL                             INDEPENDENT AUDITORS


Dechert Price & Rhoads                    KPMG Peat Marwick LLP
30 Rockefeller Plaza                      345 Park Avenue
New York, NY 10112                        New York, NY 10154

DOMESTIC CUSTODIAN                        GLOBAL CUSTODIAN


Investors Fiduciary Trust Company         The Chase Manhattan Bank, N.A.
801 Pennsylvania                          4 Chase MetroTech Center
Kansas City, MO 64105                     Brooklyn, NY 11245

SHAREHOLDER SERVICING AGENT

Investors Fiduciary Trust Company
801 Pennsylvania
Kansas City, MO 64105

The financial information included herein is taken from the records of the Fund without examination by the Fund's independent auditors, who do not express an opinion thereon. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of SoGen Variable Funds, Inc.